SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K/A

                             Amendment No. 1

            Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  June 15, 2001

                            CLICKACTION INC.
         (Exact name of Registrant as specified in its charter)


DELAWARE                              000-26008               77-0195362
(State or other jurisdiction of (Commission File Number)(I.R.S. Employer Iden-
incorporation or organization)                             tification No.)





                          2197 E. Bayshore Road
                      Palo Alto, California  94303
          (Address of principal executive offices) (Zip code)


                            (650) 473-3600
         (Registrant's telephone number, including area code)


                                 N/A
     (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

	On June 15, 2001, ClickAction completed the sale of substantially all of the assets of its Elibrium division to a corporation owned and controlled by certain members of ClickAction's management team, including Sharon Chiu, ClickAction's Chief Financial Officer, Christina Willett, ClickAction's Senior Vice President of the Elibrium division, Anne Norland, Vice President of Marketing of the Elibrium division and Charles DeLacey, Vice President of Business Development and Legal Affairs of the Elibrium division, each of whom resigned from ClickAction upon the closing of the transaction. The Elibrium division develops, markets and manufactures a line of desktop application products consisting of small business productivity software and services.

	In connection with the sale of the Elibrium division, ClickAction entered into an asset purchase agreement and a separate license agreement relating to ClickAction's email marketing services and the Elibrium division opt-in email database. The asset purchase agreement and the license agreement together provide for a cash payment to ClickAction of a minimum of $4.5 million, of which $2.0 million was paid on June 15, 2001, $1.0 million is scheduled to be paid on September 15, 2001, $1.0 million is scheduled to be paid on December 15, 2001 and $500,000 is scheduled to be paid on March 15, 2002. The asset purchase agreement also provides for further payments to ClickAction should the acquiring company surpass specified financial goals. The sale was consummated on June 15, 2001 and resulted in an estimated net gain of $3.4 million for the Company, subject to a final determination of the carrying value of the assets sold.

	The purchase price was determined through arm's-length negotiations between ClickAction and the acquiring company, taking into account the value of companies comparable to Elibrium. ClickAction engaged a financial advisor to advise it regarding the fairness to the stockholders of ClickAction from a financial point of view of the total consideration received from the sale of the Elibrium division.

Item 5.	  Other Events

	In connection with the closing of the sale of ClickAction's Elibrium division on June 15, 2001, as disclosed in Item 2 above, Sharon Chiu, ClickAction's Chief Financial Officer, resigned from all of her positions with ClickAction. ClickAction has commenced a search for a new Chief Financial Officer. In addition, ClickAction terminated the employment of 40 employees that provided services for the Elibrium division effective as of June 15, 2001. Such employees have been hired by the acquiring company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements.

		Not applicable.

      (b) Pro Forma Financial Information.

          - Pro Forma Unaudited Condensed Consolidated Balance Sheet as of March 31, 2001 appearing on page 5 of this Form 8-K/A.

          - Pro Forma Unaudited Condensed Consolidated Statement of Operations for the quarter ended March 31, 2001 appearing on page 7 of this Form 8-K/A.

          - Pro Forma Unaudited Condensed Consolidated Statements of Operations for the three fiscal years ended December 31, 2000, 1999, and 1998 appearing on pages 8 through 10 of this Form 8-K/A.

      (c)	Exhibits

		2.1.	Asset Purchase Agreement, effective as of June 12, 2001,
                  between ClickAction Inc. and Elibrium, Inc. (Incorporated by reference to Exhibit 2.1 to the Registrant's Current
                  Report on Form 8-K filed on June 20, 2001)

		2.2	Private Label License Agreement, effective June 15, 2001,
                  between ClickAction Inc. and Elibrium, Inc. (Incorporated by reference to Exhibit 2.2 to the Registrant's Current
                  Report on Form 8-K filed on June 20, 2001)

                   CLICKACTION INC. AND SUBSIDIARIES
                    Pro Forma Financial Information

The following pro forma unaudited financial information presents the Company's pro forma unaudited condensed consolidated balance sheet as of March 31, 2001 and the Company's pro forma unaudited condensed consolidated statements of operations for the quarter ended March 31, 2001 and the fiscal years ended December 31, 2000, 1999, and 1998. The pro forma adjustments were recorded as if the sale had occurred as of March 31, 2001 in the unaudited condensed consolidated balance sheet and, for purposes of the pro forma unaudited condensed consolidated statements of operations, the results as previously reported have been amended to reflect the continuing operations of the Company as if the sale of the Elibrium division occurred prior to the period presented.

This pro forma unaudited financial information does not purport to represent what the Company's actual financial position and operating results would have been had such events actually occurred on the aforementioned dates. The pro forma unaudited financial information also does not purport to serve as a forecast of the Company's financial position or results of operations for any future periods.

The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable in the circumstances. This pro forma financial information should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2000 appearing in the Company's Form 10-K, and the unaudited condensed consolidated financial statements as of and for the fiscal quarter ended March 31, 2001 appearing in the Company's Form 10-Q for the quarter then ended.

Basic net loss per share is computed using the weighted-average number of outstanding shares of common stock. Diluted net (loss) income per share is computed using the weighted-average number of shares of common stock outstanding and, when dilutive, potential common shares from stock subject to options and warrants to purchase common stock using the treasury stock method and from convertible securities on an "as if-converted" basis.


                           ClickAction Inc.
           Pro Forma Unaudited Condensed Consolidated Balance Sheet
                            As of March 31, 2001
                               (in thousands)


                                                          Pro Forma
                                            As Reported  Adjustments  Pro Forma
                                            -----------  -----------  ---------
ASSETS
Current assets:
  Cash and cash equivalents                  $   4,675   $  2,000(a)  $   6,675
  Due from Elibrium, Inc.                           --      1,000(b)      1,000
  Accounts receivable, net                      15,625     (1,444)(c)    14,181
  Inventories                                    2,073     (2,057)(d)        16
  Other current assets                             281        (22)(e)       259
                                            -----------   -----------  --------
     Total current assets                       22,654       (523)       22,131

Property and equipment, net                      4,322       (174)(f)     4,148
Other assets                                     2,383       (255)(g)     2,128
                                            -----------   -----------  --------
     Total assets                            $  29,359    $  (952)     $ 28,407
                                            ===========   ===========  ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                           $   4,928    $(2,713)(h)  $  2,215
  Accrued compensation                           1,740        (45)(i)     1,695
  Other accrued liabilities                      3,014     (1,546)(j)     1,468
  Current portion of capital lease obligation       16         --            16
  Deferred revenues                                413         --           413
                                            -----------   -----------  --------
     Total current liabilities                  10,111     (4,304)        5,807

Long term liabilities:
  Capital lease obligation - less current
    portion                                         26         --            26

Stockholders' equity
  Preferred stock                                    1         --             1
  Common stock                                      13         --            13
  Deferred stock-based compensation               (105)        --          (105)
  Additional paid-in capital                    32,275         --        32,275
  Accumulated deficit                          (12,962)      3,352(k)    (9,610)
                                             ----------    ----------   --------
     Total stockholders' equity                 19,222       3,352       22,574
                                             ----------    ----------   --------
     Total liabilities and stockholders'
      equity                                 $  29,359     $  (952)     $28,407
                                             ==========    ==========   ========

(a) To record proceeds of $2 million received on June 15, 2001.
(b) To record the $1 million due on September 15, 2001 for the sale of the assets and liabilities of Elibrium division.
(c) To record the transfer of trade accounts receivable, net of sales returns and allowance for doubtful accounts, to Elibrium Inc.
(d) To record the transfer of inventories, net of reserves, to Elibrium Inc.
(e) To record the transfer of other current assets to Elibrium Inc.
(f) To record the transfer of net equipment to Elibrium Inc.
(g) To record the transfer of prepaid royalty to Elibrium division licensees and advance payment to Elibrium division suppliers.
(h) To record transfer of trade accounts payable associated with Elibrium division vendors.
(i) To record the transfer of accrued commission for the Elibrium division salespeople.

(j) To record the transfer of accrued retail marketing and promotion expenses associated with Elibrium division and to record estimated legal, accounting and other expenses associated with the transaction totaling $125,000.
(k) This $3.352 million gain includes the $3 million purchase price, the accrued legal and accounting fees associated with this transaction and the assets purchased and liabilities assumed by Elibrium Inc.


                            ClickAction Inc.
       Pro Forma Unaudited Condensed Consolidated Statement of Operations
                  For the quarter ended March 31, 2001
                             (in thousands)

                                                          Pro Forma
                                           As Reported  Adjustments(a) Pro Forma
                                           -----------  -------------  ----------
Net revenues                               $    8,228   $     (2,914)  $   5,314
Cost of revenues                                2,399         (2,162)        237
                                           -----------  -------------  ----------
     Gross profit                               5,829           (752)      5,077
                                           -----------  -------------  ----------
Operating expenses:
  Product development                           2,087           (312)      1,775
  Sales and marketing                           4,809         (2,293)      2,516
  General and administrative                    1,512           (348)      1,164
                                           -----------  -------------  ----------
     Total operating expenses                   8.408         (2,953)      5,455
                                           -----------  -------------  ----------
     Operating loss                            (2,579)         2,201        (378)

Interest income, net                               28             --          28
                                           -----------  -------------  ----------
     Loss from continuing operations before
        income tax expense                     (2,551)         2,201        (350)
Income tax expense                                 --             --          --
                                           -----------  -------------  ----------
     Loss from continuing operations       $   (2,551)  $      2,201   $    (350)
                                           ===========  =============  ==========

Basic net loss from continuing operations
   per share                               $    (0.20)                 $   (0.03)
                                           ===========                 ==========
Weighted average shares of common stock
   outstanding used in computing basic net
   loss from continuing operations per
   share                                       12,664                     12,664
                                           ===========                 ==========
Diluted net loss from continuing
   operations per share                    $    (0.20)                 $   (0.03)
                                           ===========                 ==========
Weighted average shares of common stock
   outstanding used in computing diluted
   net loss from continuing operations per
   share                                       12,664                     12,664
                                           ===========                 ==========

(a) To remove net revenues, cost of revenues and operating expenses relating to Elibrium division.


                             ClickAction Inc.
        Pro Forma Unaudited Condensed Consolidated Statement of Operations
                  For the year ended December 31, 2000
                              (in thousands)

                                                           Pro Forma
                                            As Reported  Adjustments(a) Pro Forma
                                            -----------  -------------  ----------
Net revenues                                $   32,635   $    (20,878)  $  11,757
Cost of revenues                                 9,525         (6,635)      2,890
                                            -----------  -------------  ----------
     Gross profit                               23,110        (14,243)      8,867
                                            -----------  -------------  ----------
Operating expenses:
  Product development                            8,502         (1,113)      7,389
  Sales and marketing                           14,845         (7,128)      7,717
  General and administrative                     4,366         (1,241)      3,125
                                            -----------  -------------  ----------
     Total operating expenses                   27,713         (9,482)     18,231
                                            -----------  -------------  ----------
     Operating loss                             (4,603)        (4,761)     (9,364)

Interest income, net                               345             --         345
                                            -----------  -------------  ----------
     Loss from continuing operations before
       income tax expense                       (4,258)        (4,761)     (9,019)
Income tax expense                                  (1)            --          (1)
                                            -----------  -------------  ----------
     Loss from continuing operations        $   (4,259)  $     (4,761)  $  (9,020)
                                            ===========  =============  ==========

Basic net loss from continuing operations
  per share                                 $    (0.36)                 $   (0.77)
                                            ===========                 ==========
Weighted average shares of common stock
  outstanding used in computing basic net
  loss from continuing operations per share     11,741                     11,741
                                            ===========                 ==========
Diluted net loss from continuing operations
  per share                                 $    (0.36)                 $   (0.77)
                                            ===========                 ==========
Weighted average shares of common stock
  outstanding used in computing diluted net
  loss from continuing operations per share     11,741                     11,741
                                            ===========                 ==========

(a) To remove net revenues, cost of revenues and operating expenses relating to Elibrium division.


                              ClickAction Inc.
      Pro Forma Unaudited Condensed Consolidated Statement of Operations
                 For the year ended December 31, 1999
                             (in thousands)

                                                           Pro Forma
                                            As Reported  Adjustments(a) Pro Forma
                                            -----------  -------------  ----------
Net revenues                                $   21,265   $    (20,184)  $   1,081
Cost of revenues                                 6,046         (6,046)         --
                                            -----------  -------------  ----------
     Gross profit                               15,219        (14,138)      1,081
                                            -----------  -------------  ----------
Operating expenses:
  Product development                            3,442         (2,160)      1,282
  Sales and marketing                           10,776         (7,647)      3,129
  General and administrative                     3,206         (1,111)      2,095
  Merger-related expenses                          232             --         232
                                            -----------  -------------  ----------
     Total operating expenses                   17,656        (10,918)      6,738
                                            -----------  -------------  ----------
     Operating loss                             (2,437)        (3,220)     (5,657)

Interest income, net                               233             --         233
                                            -----------  -------------  ----------
     Loss from continuing operations before
       income tax expense                       (2,204)        (3,220)     (5,424)
Income tax expense                                  19             --          19
                                            -----------  -------------  ----------
     Loss from continuing operations        $   (2,223)  $     (3,220)  $  (5,443)
                                            ===========  =============  ==========

Basic net loss from continuing operations
  per share                                 $    (0.22)                 $   (0.54)
                                            ===========                 ==========
Weighted average shares of common stock
  outstanding used in computing basic net
  loss from continuing operations per share     10,022                     10,022
                                            ===========                 ==========
Diluted net loss from continuing operations
  per share                                 $    (0.22)                 $   (0.54)
                                            ===========                 ==========
Weighted average shares of common stock
  outstanding used in computing diluted net
  loss from continuing operations per share     10,022                     10,022
                                            ===========                 ==========

(a) To remove net revenues, cost of revenues and operating expenses relating to Elibrium division.


                               ClickAction Inc.
         Pro Forma Unaudited Condensed Consolidated Statement of Operations
                   For the year ended December 31, 1998
                              (in thousands)

                                                            Pro Forma
                                            As Reported  Adjustments(a) Pro Forma
                                            -----------  -------------  ----------
Net revenues                                $   15,045   $    (15,039)  $       6
Cost of revenues                                 4,201         (4,201)         --
                                            -----------  -------------  ----------
     Gross profit                               10,844        (10,838)          6
                                            -----------  -------------  ----------
Operating expenses:
  Product development                            1,997         (1,915)         82
  Sales and marketing                            6,150         (5,697)        453
  General and administrative                     2,679         (2,645)         34
                                            -----------  -------------  ----------
     Total operating expenses                   10,826        (10,257)        569
                                            -----------  -------------  ----------
     Operating income (loss)                        18           (581)       (563)

Interest income, net                               239             --         239
                                            -----------  -------------  ----------
     Income (loss) from continuing
       operations before income tax expense        257           (581)       (324)
Income tax expense                                  37             --          37
                                            -----------  -------------  ----------
     Income (loss) from continuing
       operations                           $      220   $       (581)  $    (361)
                                            ===========  =============  ==========

Basic net income (loss) from continuing
  operations per share                      $     0.02                  $   (0.04)
                                            ===========                 ==========
Weighted average shares of common stock
  outstanding used in computing basic net
  income (loss) from continuing operations
  per share                                      9,306                      9,306
                                            ===========                 ==========
Diluted net income (loss) from continuing
  operations per share                      $     0.02                  $   (0.04)
                                            ===========                 ==========
Weighted average shares of common stock
  outstanding used in computing diluted net
  income (loss) from continuing operations
  per share                                     10,151                      9,306
                                            ===========                 ==========

(a) To remove net revenues, cost of revenues and operating expenses relating to Elibrium division.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  CLICKACTION INC.


Date:  July 2, 2001		                By:  /s/ Gregory Slayton
                                                  -----------------------
                                                  Gregory Slayton
                                                  President and CEO

                             INDEX TO EXHIBITS

Exhibit
Number	Description
--------    --------------
2.1         Asset Purchase Agreement, effective as of June 12, 2001, between
            ClickAction Inc. and Elibrium, Inc. (Incorporated by reference to
            Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on June 20, 2001.)

2.2	      Private Label License Agreement, effective June 15, 2001, between
            ClickAction Inc. and Elibrium, Inc. (Incorporated by reference to
            Exhibit 2.2 to the Registrant's Current Report on Form 8-K filed on June 20, 2001.)